[GRAPHIC OMITTED]
CHUBB GROUP OF INSURANCE COMPANIES              DECLARATIONS
                                                FINANCIAL INSTITUTION INVESTMENT
                                                COMPANY ASSET PROTECTION BOND
--------------------------------------------------------------------------------
       15 Mountain View Road, Warren, New Jersey 07059

NAME OF ASSURED (including its SUBSIDIARIES):   Bond Number: 82124364

THE CUTLER TRUST
C/O ULTIMUS FUND SOLUTIONS, LLC  FEDERAL INSURANCE COMPANY

                                 Incorporated under the laws of Indiana
25 PICTORIA DRIVE, SUITE 450     a stock insurance company herein called the
CINCINNATI, OHIO 45246           COMPANY

                                 Capital Center, 251 North Illinois, Suite 1100 Indianapolis, IN 46204-1927
--------------------------------------------------------------------------------

ITEM 1.   BOND PERIOD: from 12:01 a.m. on June 30, 2009
                         to 12:01 a.m. on June 30, 2010

ITEM 2.   LIMITS OF LIABILITY-DEDUCTIBLE AMOUNTS:

      If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.

                                                                   DEDUCTIBLE
      INSURING CLAUSE                      LIMIT OF LIABILITY        AMOUNT
      ---------------                      ------------------     -----------
       1.  Employee                        $     350,000          $      25,000
       2.  On Premises                     $     350,000          $      25,000
       3.  In Transit                      $     350,000          $      25,000
       4.  Forgery or Alteration           $     350,000          $      25,000
       5.  Extended Forgery                $     350,000          $      25,000
       6.  Counterfeit Money               $     350,000          $      25,000
       7.  Threats to Person               $     350,000          $      25,000
       8.  Computer System                 $     350,000          $      25,000
       9.  Voice Initiated Funds
            Transfer Instruction           $     350,000          $      25,000
      10.  Uncollectible Items of Deposit  $     350,000          $      25,000
      11.  Audit Expense                   $     100,000          $       5,000

ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:
          14-02-9228 Compliance with Applicable Trade Sanction Laws
          17-02-2437 Deleting Valuation - Other Property
          14-02-11919 Automatic Increase in Limits

IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.

         /s/ W. Andrew Macan                           /s/ John J. Degnan

             Secretary                                       President



Countersigned by  [Illegible Signature]              /s/ Robert Hamburger
                 -------------------------------     ---------------------------
                                                     Authorized Representative




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ICAP Bond (5-98) - Federal
Form 17-02-1421 (Ed. 5-98)                                           Page 1 of 1

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               The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

================================================================================
INSURING CLAUSES

EMPLOYEE       1.   Loss  resulting   directly  from  LARCENY  or   EMBEZZLEMENT
                    committed by any EMPLOYEE, alone or in collusion with others.

================================================================================
ON PREMISES    2.   Loss of PROPERTY resulting directly from robbery,  burglary,
                    false   pretenses,   common   law  or   statutory   larceny,
                    misplacement,    mysterious   unexplainable   disappearance,
                    damage, destruction or removal, from the possession, custody or control of the ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.

================================================================================
IN TRANSIT     3.   Loss of  PROPERTY  resulting  directly  from  common  law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                    a. in an armored motor vehicle, including loading and unloading thereof,

                    b. in the custody of a natural person acting as a messenger of the ASSURED, or

                    c. in the custody of a TRANSPORTATION COMPANY and being transported in a conveyance other than an armored motor vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                        (1)  written records,

                        (2) securities issued in registered form, which are not endorsed or are restrictively endorsed, or

                        (3) negotiable instruments not payable to bearer, which are not endorsed or are restrictively endorsed.

                    Coverage under this INSURING CLAUSE begins immediately on the receipt of such PROPERTY by the natural person or TRANSPORTATION COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.

================================================================================




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Form 17-02-1421 (Ed. 5-98)                                          Page 1 of 19


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INSURING CLAUSES
(continued)

Forgery Or     4.   Loss resulting directly from:
Alteration
                    a.   FORGERY on, or fraudulent  material  alteration of, any
                         bills of exchange, checks, drafts, acceptances, certificates of deposits, promissory notes, due bills, money orders, orders upon public treasuries, letters of credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                    b. transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or EMPLOYEE;

                    excluding, however, under this INSURING CLAUSE any loss covered under INSURING CLAUSE 5. of this Bond, whether or not coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                    For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

================================================================================
Extended       5.   Loss  resulting  directly from the ASSURED  having,  in good
Forgery             faith,  and in the ordinary course of business,  for its own account or the account of others in any capacity:

                    a. acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS which prove to:

                        (1) bear a FORGERY or a fraudulently material alteration,

                        (2)  have been lost or stolen, or

                        (3)  be COUNTERFEIT, or

                    b. guaranteed in writing or witnessed any signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS.

                    Actual physical possession, and continued actual physical possession if taken as collateral, of such SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS by an EMPLOYEE, CUSTODIAN, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.




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Form 17-02-1421 (Ed. 5-98)                                          Page 2 of 19


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INSURING CLAUSES

Extended            For the  purpose of this  INSURING  CLAUSE,  a  mechanically
Forgery             reproduced  facsimile  signature  is  treated  the same as a
(continued)         handwritten signature.

================================================================================
Counterfeit    6.   Loss  resulting  directly from the receipt by the ASSURED in
Money               good faith of any COUNTERFEIT money.

================================================================================
Threats To     7.   Loss resulting directly from surrender of PROPERTY away from
Person              an  office  of  the   ASSURED   as  a  result  of  a  threat
                    communicated to the ASSURED to do bodily harm to an EMPLOYEE as defined in Section 1.e. (1), (2) and (5), a RELATIVE or invitee of such EMPLOYEE, or a resident of the household of such EMPLOYEE, who is, or allegedly is, being held captive provided, however, that prior to the surrender of such
                    PROPERTY:

                    a. the EMPLOYEE who receives the threat has made a reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and

                    b.   the ASSURED has made a reasonable  effort to notify the
                         Federal   Bureau   of   Investigation   and  local  law
                         enforcement authorities concerning such threat.

                    It is agreed that for purposes of this INSURING CLAUSE, any EMPLOYEE of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

================================================================================
Computer       8.   Loss resulting directly from fraudulent:
System
                    a.   entries of data into, or

                    b. changes of data elements or programs within, a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                        (1) funds or other property to be transferred, paid or delivered,

                        (2)  an account  of the  ASSURED  or of its  customer to
                             be added,   deleted,   debited  or  credited,  or

                        (3) an unauthorized account or a fictitious account to be debited or credited.

================================================================================




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Form 17-02-1421 (Ed. 5-98)                                          Page 3 of 19


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INSURING CLAUSES
(continued)

Voice          9.   Loss resulting  directly from VOICE INITIATED FUNDS TRANSFER
Initiated           Instruction directed to the ASSURED authorizing the transfer
Funds               of dividends or redemption  proceeds of  INVESTMENT  COMPANY
Transfer            shares  from  a  CUSTOMER'S  account,  provided  such  VOICE
Instruction         INITIATED FUNDS TRANSFER INSTRUCTION was:

                    a. received at the ASSURED'S offices by those EMPLOYEES of the ASSURED specifically authorized to receive the VOICE INITIATED FUNDS TRANSFER INSTRUCTION,

                    b.   made by a person purporting to be a CUSTOMER, and

                    c. made by said person for the purpose of causing the ASSURED or CUSTOMER to sustain a loss or making an improper personal financial gain for such person or any other person.

                    In order for coverage to apply under this INSURING CLAUSE, all VOICE INITIATED FUNDS TRANSFER Instructions must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.

================================================================================
Uncollectible  10.  Loss resulting  directly from the ASSURED having credited an
Items Of            account of a  customer,  shareholder  or  subscriber  on the
Deposit             faith  of  any   ITEMS  OF   DEPOSIT   which   prove  to  be
                    uncollectible, provided that the crediting of such account causes:

                    a.   redemptions or withdrawals to be permitted,

                    b.   shares to be issued, or

                    c.   dividends to be paid,

                    from an account of an INVESTMENT COMPANY.

                    In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                    ITEMS OF DEPOSIT shall not be deemed uncollectible until the ASSURED'S standard collection procedures have failed.

================================================================================
Audit Expense  11.  Expense incurred by the ASSURED for that part of the cost of audits or examinations required by any governmental regulatory authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.

================================================================================




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Form 17-02-1421 (Ed. 5-98)                                          Page 4 of 19



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GENERAL AGREEMENTS

Additional     A.   If more than one corporation,  or INVESTMENT COMPANY, or any
Companies           combination of them is included as the ASSURED herein:
Included As
Assured             (1)  The total  liability of the COMPANY under this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                    (2) Only the first named ASSURED shall be deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each INVESTMENT COMPANY with a copy of the Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                    (3) The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                    (4) Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                    (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.

================================================================================
Representation   B. The ASSURED represents that all information it has furnished
Made By             in the  APPLICATION  for this Bond or otherwise is complete,
Assured             true and correct.  Such  APPLICATION  and other  information constitute part of this Bond.

                    The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                    Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.

================================================================================




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Form 17-02-1421 (Ed. 5-98)                                          Page 5 of 19


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GENERAL AGREEMENTS
(continued)

Additional     C.   If the ASSURED, other than an INVESTMENT COMPANY, while this
Offices Or          Bond is in force,  merges or consolidates with, or purchases
Employees -         or acquires  assets or liabilities  of another  institution,
Consolidation,      the ASSURED shall not have the coverage  afforded under this
Merger Or           Bond for loss which has:
Purchase Or
Acquisition Of      (1)  occurred or will occur on premises, or
Assets Or
Liabilities -       (2)  been caused or will be caused by an employee, or
Notice To
Company             (3)  arisen or will arise out of the assets or  liabilities,

                    of such institution, unless the ASSURED:

                    a. gives the COMPANY written notice of the proposed consolidation, merger or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action, and

                    b. obtains the written consent of the COMPANY to extend some or all of the coverage provided by this Bond to such additional exposure, and

                    c. on obtaining such consent, pays to the COMPANY an additional premium.

================================================================================
Change Of      D.   When the ASSURED  learns of a change in control  (other than
Control -           in an INVESTMENT COMPANY),  as set forth in Section 2(a) (9)
Notice To           of the  Investment  Company Act of 1940,  the ASSURED  shall
Company             within  sixty (60) days give  written  notice to the COMPANY setting forth:

                    (1) the names of the transferors and transferees (or the names of the beneficial owners if the voting securities are registered in another name),

                    (2) the total number of voting securities owned by the transferors and the transferees (or the beneficial owners), both immediately before and after the transfer, and

                    (3)  the total number of outstanding voting securities.

                    Failure  to  give  the  required   notice  shall  result  in
                    termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

================================================================================
Court Costs E. The COMPANY will indemnify the ASSURED for court costs and And Attorneys' reasonable attorneys' fees incurred and paid by the ASSURED
Fees                in defense, whether or not successful,  whether or not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond.
                    However, with respect to INSURING CLAUSE 1., this Section shall only apply in the event that:

                    (1) an EMPLOYEE admits to being guilty of LARCENY OR EMBEZZLEMENT,

                    (2) an EMPLOYEE is adjudicated to be guilty of LARCENY OR EMBEZZLEMENT, or



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Form 17-02-1421 (Ed. 5-98)                                          Page 6 of 19


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GENERAL AGREEMENTS

Court Costs         (3)  in the absence of 1 or 2 above,  an  arbitration  panel
And Attorneys'           agrees,  after a review of an agreed statement of facts
Fees                     between the COMPANY and the  ASSURED,  that an EMPLOYEE
(continued)              would be found  guilty of  LARCENY OR  EMBEZZLEMENT  if
                         such EMPLOYEE were prosecuted.

                    The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                    If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                    If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                    If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable -, INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                    If the amount demanded is any such suit or legal proceeding is in excess of the DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                    Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.

================================================================================



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Form 17-02-1421 (Ed. 5-98)                                          Page 7 of 19



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CONDITIONS AND
LIMITATIONS

Definitions    1.   As used in this Bond:

                    a. COMPUTER SYSTEM means a computer and all input, output, processing, storage, off-line media libraries, and communication facilities which are connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                    b. COUNTERFEIT means an imitation of an actual valid original which is intended to deceive and be taken as the original.

                    c.   CUSTODIAN  means  the  institution   designated  by  an
                         INVESTMENT COMPANY to maintain possession and control of its assets.

                    d. CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an INVESTMENT COMPANY which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER INSTRUCTION.

                    e.   EMPLOYEE means:

                         (1) an officer of the ASSURED,

                         (2) a natural  person  while  in the regular service of
                             the ASSURED at any of the ASSURED'S premises and compensated directly by the ASSURED through its payroll system and subject to the United States Internal Revenue Service Form W-2 or equivalent income reporting plans of other countries, and whom the ASSURED has the right to control and direct both as to the result to be accomplished and details and means by which such result is accomplished in the performance of such service,

                         (3) a  guest student  pursuing  studies  or  performing
                             duties in any of the ASSURED'S premises,

                         (4) an attorney retained by the ASSURED and an employee
                             of such attorney while either is performing legal services for the ASSURED,

                         (5) a   natural  person   provided  by  an   employment
                             contractor to perform employee duties for the ASSURED under the ASSURED'S supervision at any of the ASSURED'S premises,

                         (6) an   employee   of   an   institution   merged   or
                             consolidated   with   the   ASSURED  prior  to  the
                             effective date of this Bond,

                         (7) a  director or  trustee  of the  ASSURED,  but only
                             while performing acts within the scope of the customary and usual duties of any officer or other employee of the ASSURED or while acting as a member of any committee duly elected or appointed to examine or audit or have custody of or access to PROPERTY of the ASSURED, or



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CONDITIONS AND
LIMITATIONS

Definitions         (8)  each  natural   person,   partnership   or  corporation
(continued)              authorized  by written  agreement  with the  ASSURED to
                         perform services as electronic data processor of checks or other accounting records related to such checks but only while such person, partnership or corporation is actually performing such services and not:

                         a. creating, preparing, modifying or maintaining the ASSURED'S computer software or programs, or

                         b. acting as transfer agent or in any other agency capacity in issuing checks, drafts or securities for the ASSURED,

                    (9) any partner, officer or employee of an investment advisor, an underwriter (distributor), a transfer agent or shareholder accounting recordkeeper, or an administrator, for an INVESTMENT COMPANY while performing acts coming within the scope of the customary and usual duties of an officer or employee of an INVESTMENT COMPANY or acting as a member of any committee duly elected or appointed to examine, audit or have custody of or access to PROPERTY of an INVESTMENT COMPANY.

                         The term EMPLOYEE shall not include any partner, officer or employee of a transfer agent, shareholder accounting recordkeeper or administrator:

                         a.   which is not an "affiliated person" (as defined in
                              Section  2(a)  of the  INVESTMENT  COMPANY  Act of
                              1940) of an Investment Company or of the investment advisor or underwriter (distributor) of such INVESTMENT COMPANY, or

                         b. which is a "bank" (as defined in Section 2(a) of the Investment Company Act of 1940).

                             This Bond does not afford coverage in favor of the employers of persons as set forth in e. (4), (5) and (8) above, and upon payment to the ASSURED by the COMPANY resulting directly from LARCENY OR EMBEZZLEMENT committed by any of the partners, officers or employees of such employers, whether acting alone or in collusion with others, an assignment of such of the ASSURED'S rights and causes  of  action  as  it  may  have  against such
                             employers by reason of such acts so committed shall, to the extent of such payment, be given by the ASSURED to the COMPANY, and the ASSURED shall execute all papers necessary to secure to the COMPANY the rights provided for herein.

                         Each employer of persons as set forth in e.(4), (5) and
                         (8) above and the partners, officers and other employees of such employers shall collectively be deemed to be one person for all the purposes of this Bond; excepting, however, the fifth paragraph of
                         Section 13.

                         Independent contractors  not specified in e.(4), (5) or
                         (8) above,   intermediaries,    agents,    brokers   or
                         other representatives of the same general character shall not be considered EMPLOYEES.



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CONDITIONS AND
LIMITATIONS

Definitions         f.   FORGERY  means  the  signing  of the  name  of  another
(continued)              natural person with  the intent to deceive but does not
                         mean  a  signature  which consists  in whole or in part
                         of  one's  own  name,   with  or  without authority, in
                         any capacity for any purpose.

                    g.   INVESTMENT   COMPANY  means  any   investment   company
                         registered under the Investment Company Act of 1940 and listed under the NAME OF ASSURED on the DECLARATIONS.

                    h. ITEMS OF DEPOSIT means one or more checks or drafts drawn upon a financial institution in the United States of America.

                    i. LARCENY OR EMBEZZLEMENT means larceny or embezzlement as defined in Section 37 of the Investment Company Act of 1940.

                    j. PROPERTY means money, revenue and other stamps; securities; including any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any interest or instruments commonly known as a security under the Investment Company Act of 1940, any other certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing; bills of exchange; acceptances; checks; withdrawal orders; money orders; travelers' letters of credit; bills of lading; abstracts of title; insurance policies, deeds, mortgages on real estate and/or upon chattels and interests therein; assignments of such policies, deeds or mortgages; other valuable papers, including books of accounts and other records used by the ASSURED in the conduct of its business (but excluding all electronic data processing records); and, all other instruments similar to or in the nature of the foregoing in which the ASSURED acquired an interest at the time of the ASSURED'S consolidation or merger with, or purchase of the principal assets of, a predecessor or which are held by the ASSURED for any purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                    k. RELATIVE means the spouse of an EMPLOYEE or partner of the ASSURED and any unmarried child supported wholly by, or living in the home of, such EMPLOYEE or partner and being related to them by blood, marriage or legal guardianship.

                    l. SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS means original (including original counterparts) negotiable or non-negotiable instruments, or assignments thereof, which in and of themselves represent an equitable interest, ownership, or debt and which are in the ordinary course of business transferable by delivery of such instruments with any necessary endorsements or assignments.



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CONDITIONS AND
LIMITATIONS

Definitions         m.   SUBSIDIARY   means  any   organization   that,  at  the
(continued)              inception   date  of  this   Bond,   is  named  in  the
                         APPLICATION or is created during the BOND PERIOD and of which more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled by the ASSURED either directly or through one or more of its subsidiaries.

                    n. TRANSPORTATION COMPANY means any organization which provides its own or its leased vehicles for transportation or which provides freight forwarding or air express services.

                    o. VOICE INITIATED ELECTION means any election concerning dividend options available to INVESTMENT COMPANY shareholders or subscribers which is requested by voice over the telephone.

                    p.   VOICE  INITIATED  REDEMPTION  means any  redemption  of
                         shares  issued  by  an  INVESTMENT   COMPANY  which  is
                         requested by voice over the telephone.

                    q. VOICE INITIATED FUNDS TRANSFER INSTRUCTION means any VOICE INITIATED REDEMPTION or VOICE INITIATED ELECTION.

                    For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

================================================================================
General        2.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
Exclusions -
Applicable To       a.   loss not  reported  to the  COMPANY in  writing  within
All Insuring             sixty  (60) days after  termination  of this Bond as an
Clauses                  entirety;

                    b. loss due to riot or civil commotion outside the United States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection. This Section 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                    c. loss resulting from the effects of nuclear fission or fusion or radioactivity;

                    d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                    e. damages of any type for which the ASSURED is legally liable, except compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                    f. costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond, except to the extent covered under INSURING CLAUSE 11.;

                    g. loss resulting from indirect or consequential loss of any nature;



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CONDITIONS AND
LIMITATIONS

General             h.   loss resulting from dishonest acts by any member of the
Exclusions -             Board of  Directors or Board of Trustees of the ASSURED
Applicable To            who is not an  EMPLOYEE,  acting  alone or in collusion
All Insuring             with others;
Clauses
(continued)         i.   loss, or that part of any loss,  resulting  solely from
                         any violation by the ASSURED or by any EMPLOYEE:

                         (1)  of any law regulating:

                              a.  the issuance, purchase or sale of securities,

                              b.  securities   transactions   on   security   or
                                  commodity exchanges or the over the counter market,

                              c.   investment companies,

                              d.   investment advisors, or

                         (2) of any rule or regulation made pursuant to any such law; or

                    j.   loss of confidential information, material or data;

                    k. loss resulting from voice requests or instructions received over the telephone, provided however, this
                         Section 2.k. shall not apply to INSURING CLAUSE 7. or 9.

================================================================================
Specific       3.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
Exclusions -
Applicable to       a.   loss caused by an  EMPLOYEE,  provided,  however,  this
All Insuring             Section  3.a.  shall  not apply to loss  covered  under
Clauses Except           INSURING  CLAUSE 2. or 3. which  results  directly from
Insuring                 misplacement,  mysterious unexplainable  disappearance,
Clause 1.                or damage or destruction of PROPERTY;

                    b. loss through the surrender of property away from premises of the ASSURED as a result of a threat:

                         (1) to do bodily harm to any natural person, except loss of PROPERTY in transit in the custody of any person acting as messenger of the ASSURED, provided that when such transit was initiated there was no knowledge by the ASSURED of any such threat, and provided further that this Section 3.b. shall not apply to INSURING CLAUSE 7., or

                         (2) to do damage to the premises or PROPERTY of the ASSURED;

                    c.   loss resulting  from payments made or withdrawals  from
                         any  account   involving   erroneous  credits  to  such
                         account;

                    d. loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;

                    e.   loss of property while in the mail;



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CONDITIONS AND
LIMITATIONS

Specific            f.   loss  resulting  from the  failure  for any reason of a
Exclusions -             financial or  depository  institution,  its receiver or
Applicable To            other  liquidator  to pay or  deliver  funds  or  other
All Insuring             PROPERTY  to the  ASSURED  provided  further  that this
Clauses Except           Section  3.f.  shall  not  apply  to loss  of  PROPERTY
Insuring                 resulting    directly    from    robbery,     burglary,
Clause 1.                misplacement,  mysterious unexplainable  disappearance,
(continued)              damage,  destruction  or removal  from the  possession,
                         custody or control of the ASSURED.

                    g.   loss  of   PROPERTY   while   in  the   custody   of  a
                         TRANSPORTATION  COMPANY,  provided  however,  that this
                         Section 3.g. shall not apply to INSURING CLAUSE 3.;

                    h.   loss  resulting  from  entries  or  changes  made  by a
                         natural person with authorized access to a COMPUTER SYSTEM who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement programs for the ASSURED's COMPUTER SYSTEM; or

                    i. loss resulting directly or indirectly from the input of data into a COMPUTER SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism.

================================================================================
Specific       4.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
Exclusions -
Applicable To       a.   loss resulting from the complete or partial non-payment
All Insuring             of or  default  on  any  loan  whether  such  loan  was
Clauses Except           procured  in good  faith or  through  trick,  artifice,
Insuring                 fraud  or  false  pretenses;  provided,  however,  this
Clauses 1.,              Section 4.a. shall not apply to INSURING CLAUSE 8.;
4., And 5.
                    b.   loss resulting from forgery or any alteration;

                    c.   loss involving a counterfeit  provided,  however,  this
                         Section 4.c. shall not apply to INSURING CLAUSE 5. or 6.

================================================================================
Limit Of       5.   At all times prior to  termination  of this Bond,  this Bond
Liability/          shall  continue  in  force  for  the  limit  stated  in  the
Non-Reduction       applicable   sections  of  ITEM  2.  of  the   DECLARATIONS,
And Non-            notwithstanding  any previous loss for which the COMPANY may
Accumulation        have  paid or be liable  to pay  under  this Bond  provided,
Of Liability        however,  that the  liability of the COMPANY under this Bond with respect to all loss resulting from:

                    a.   any one act of burglary, robbery or hold-up, or attempt
                         thereat,   in  which  no  EMPLOYEE  is   concerned   or
                         implicated, or

                    b. any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or misplacement of PROPERTY, or

                    c. all acts, other than those specified in a. above, of any one person, or



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CONDITIONS AND
LIMITATIONS

Limit Of            d.   any one casualty or event other than those specified in
Liability/               a., b., or c. above,
Non-Reduction
And Non-            shall be deemed to be one loss and shall be  limited  to the
Accumulation        applicable  LIMIT  OF  LIABILITY  stated  in  ITEM 2. of the
Of Liability        DECLARATIONS  of this Bond  irrespective of the total amount
(continued)         of such  loss or  losses  and  shall  not be  cumulative  in amounts from year to year or from period to period.

                    All acts, as specified in c. above, of any one person which

                    i. directly or indirectly aid in any way wrongful acts of any other person or persons, or

                    ii. permit the continuation of wrongful acts of any other person or persons whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

================================================================================
Discovery      6.   This  Bond  applies  only to  loss  first  discovered  by an officer of the ASSURED during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                    a. facts which may subsequently result in a loss of a type covered by this Bond, or

                    b. an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

                    regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.

================================================================================
Notice To      7.   a.   The ASSURED  shall give the COMPANY  notice  thereof at
Company -                the earliest  practicable  moment,  not to exceed sixty
Proof - Legal            (60) days after discovery of loss, in an amount that is
Proceedings              in excess of 50% of the applicable  DEDUCTIBLE  AMOUNT,
Against                  as stated in ITEM 2. of the DECLARATIONS.
Company
                    b.   The ASSURED shall furnish to the COMPANY proof of loss,
                         duly sworn to, with full particulars within six (6) months after such discovery.

                    c.   Securities   listed  in  a  proof  of  loss   shall  be
                         identified by certificate or bond numbers, if issued with them.

                    d. Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty (60) days after the proof of loss is filed with the COMPANY or after the expiration of twenty-four
                         (24) months from the discovery of such loss.

                    e. This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.



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Form 17-02-1421 (Ed. 5-98)                                         Page 14 of 19


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CONDITIONS AND
LIMITATIONS

Notice To           f.   Proof of loss involving  VOICE INITIATED FUNDS TRANSFER
Company -                INSTRUCTION shall include electronic recordings of such
Proof - Legal            instructions.
Proceedings
Against
Company
(continued)

================================================================================
Deductible     8.   The COMPANY  shall not be liable under any INSURING  CLAUSES
Amount              of this Bond on  account  of loss  unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on account thereof prior to payment by the COMPANY of such loss, shall exceed the DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable LIMITS OF LIABILITY stated in
                    ITEM 2. of the DECLARATIONS.

                    There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INVESTMENT COMPANY.

================================================================================
Valuation      9.   BOOKS OF ACCOUNT OR OTHER RECORDS

                    The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                    The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                    In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                    OTHER PROPERTY

                    The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.

================================================================================



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CONDITIONS AND
LIMITATIONS
(continued)

Securities     10.  In the  event of a loss of  securities  covered  under  this
Settlement          Bond,  the  COMPANY  may, at its sole  discretion,  purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                    The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                    a. for securities having a value less than or equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                    b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                    c. for securities having a value greater than the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                    The value referred to in Section 10.a., b., and c. is the value in accordance with Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                    The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                    The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in
                    Section 10.a., b., and c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.

================================================================================
Subrogation -  11.  In the event of a payment under this Bond, the COMPANY shall
Assignment -        be  subrogated  to all of the  ASSURED'S  rights of recovery
Recovery            against any person or entity to the extent of such  payment.
                    On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                    Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                    a. first, to the satisfaction of the ASSURED'S loss which would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF LIABILITY,

                    b. second, to the COMPANY in satisfaction of amounts paid in settlement of the ASSURED'S claim,

                    c. third, to the ASSURED in satisfaction of the applicable DEDUCTIBLE AMOUNT, and



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CONDITIONS AND
LIMITATIONS

Subrogation -       d.   fourth,  to the  ASSURED  in  satisfaction  of any loss
Assignment               suffered  by the ASSURED  which was not  covered  under
Recovery                 this Bond.
(continued)
                    Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.

================================================================================
Cooperation    12.  At the COMPANY'S  request and at reasonable times and places
Of Assured          designated by the COMPANY, the ASSURED shall:

                    a. submit to examination by the COMPANY and subscribe to the same under oath,

                    b. produce for the COMPANY'S examination all pertinent records, and

                    c. cooperate with the COMPANY in all matters pertaining to the loss.

                    The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

================================================================================
Termination    13.  If  the  Bond  is  for a  sole  ASSURED,  it  shall  not  be terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                    If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED INVESTMENT COMPANIEs and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                    This Bond will terminate as to any one ASSURED, other than an INVESTMENT COMPANY:

                    a. immediately on the taking over of such ASSURED by a receiver or other liquidator or by State or Federal officials, or

                    b. immediately on the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                    c. immediately upon such ASSURED ceasing to exist, whether through merger into another entity, disposition of all of its assets or otherwise.

                    The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.



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CONDITIONS AND
LIMITATIONS

Termination         If any partner, director, trustee, or officer or supervisory
(continued)         employee  of an  ASSURED  not  acting in  collusion  with an
                    EMPLOYEE learns of any dishonest act committed by such EMPLOYEE at any time, whether in the employment of the ASSURED or otherwise, whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                    a. shall immediately remove such EMPLOYEE from a position that would enable such EMPLOYEE to cause the ASSURED to suffer a loss covered by this Bond; and

                    b. within forty-eight (48) hours of learning that an EMPLOYEE has committed any dishonest act, shall notify the COMPANY, of such action and provide full particulars of such dishonest act.

                    The COMPANY may terminate coverage as respects any EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.

================================================================================
Other          14.  Coverage under this Bond shall apply only as excess over any
Insurance           valid and  collectible  insurance,  indemnity or  suretyship obtained  by  or  on  behalf  of:

                    a.   the ASSURED,

                    b.   a TRANSPORTATION COMPANY, or

                    c. another entity on whose premises the loss occurred or which employed the person causing the loss or engaged the messenger conveying the Property involved.

================================================================================
Conformity     15.  If any limitation  within this Bond is prohibited by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

================================================================================
Change Or      16.  This Bond or any instrument  amending or affecting this Bond
Modification        may not be  changed  or  modified  orally.  No  change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                    If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C, by the acting party.



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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 18 of 19


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CONDITIONS AND
LIMITATIONS

Change Or           If  this  Bond  is  for  a  joint  ASSURED,   no  charge  or
Modification        modification  which would adversely affect the rights of the
(continued)         ASSURED  shall be  effective  prior to sixty (60) days after written notice has been furnished to all insured  INVESTMENT
                    COMPANIES and to the Securities and Exchange Commission, Washington, D.C., by the COMPANY.









--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 19 of 19


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Effective date of
this endorsement: June 30, 2009        FEDERAL INSURANCE COMPANY

                                       Endorsement No.: 1 DFI

                                       To be attached to and form a part of Bond
                                       Number:    82124364



Issued to:  THE CUTLER TRUST
            C/O ULTIMUS FUND SOLUTIONS, LLC

--------------------------------------------------------------------------------

              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.





ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.


                                             /s/ Robert Hamburger
Date: June 19, 2009                      By __________________________
                                            Authorized Representative








Form 14-02-9228 (Ed. 4/2004)



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                                                               ENDORSEMENT/RIDER

Effective date of                          FEDERAL INSURANCE COMPANY
this endorsement/rider:  June 30, 2009
                                           Endorsement Rider No.        2 DFI

                                           To be attached to and
                                           form a part of Bond No.   82124364

Issued to:  THE CUTLER TRUST
            C/O ULTIMUS FUND SOLUTIONS, LLC

--------------------------------------------------------------------------------

      DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR MODIFICIATION
                                 ENDORSEMENT


In consideration of the premium charged, it is agreed that this Bond is amended as follows:

1. The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.

2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following:

     If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and the Securities and Exchange Commission, Washington, D.C., by the COMPANY.


The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Bond shall remain unchanged.


                                          /s/ Robert Hamburger
                                          -------------------------
                                          Authorized Representative




17-02-2437 (12/2006) rev.            Page 1




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                                                               ENDORSEMENT/RIDER

Effective date of
this endorsement/rider: June 30, 2009          FEDERAL INSURANCE COMPANY

                                               Endorsement/Rider No.    3

                                               To be attached to and
                                               form a part of Bond No.  82124364



Issued to:  THE CUTLER TRUST
            C/O ULTIMUS FUND SOLUTIONS, LLC

--------------------------------------------------------------------------------

                    AUTOMATIC INCREASE IN LIMITS ENDORSEMENT

In consideration of the premium charged, it is agreed that GENERAL AGREEMENTS, Section C. Additional Offices Or Employees-Consolidation, Merger Or Purchase Or Acquisition Of Assets Or Liabilities-Notice To Company, is amended by adding the following subsection:

Automatic Increase in Limits for Newly Created Investment Companies or Increases in Assets

If an increase in bonding limits is required pursuant to rule 17g-1 of the Investment Company Act of 1940 ("the Act"), including an increase due to the creation of a new registered management investment company, the minimum required increase in limits shall take place automatically without payment of additional premium for the remainder of the Bond Period, provided that the total combined Limit of Liability for all ASSUREDS under this Bond does not exceed $500,000 as a result of such increase. If the Act requires bonding limits in excess of $500,000, then the increase in limits shall not occur unless the COMPANY has agreed in writing to do so.




The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.


All other terms, conditions and limitations of this Bond shall remain unchanged.



                                              /s/ Robert Hamburger
                                             __________________________
                                             Authorized Representative







14-02-11919 (03/2006)                 Page 1



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                                IMPORTANT NOTICE:




THE SEC REQUIRES PROOF OF YOUR FIDELITY INSURANCE POLICY

Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb's ICAP Bond policy) to the Securities and Exchange Commission (SEC), according to rules adopted by the SEC on June 12, 2006.

Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.

The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail. The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy, constitute the entire agreement between your company and Chubb.

If you have any questions, please contact your agent or broker.








Form 14-02-12160 (ed. 7/2006)


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                       IMPORTANT NOTICE TO POLICYHOLDERS




     All of the members of the Chubb Group of Insurance companies doing business in the United States (hereinafter "Chubb") distribute their products through licensed insurance brokers and agents ("producers"). Detailed information regarding the types of compensation paid by Chubb to producers on US insurance transactions is available under the Producer Compensation link located at the bottom of the page at www.chubb.com, or by calling 1-866-588-9478. Additional information may be available from your producer.

     Thank you for choosing Chubb.











10-02-1295 (ed. 6/2007)


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                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)

You are hereby  notified  that,  under the  Terrorism  Risk  Insurance  Act (the

"Act"),  effective  December  26,  2007,  this  policy  makes  available  to you insurance  for losses  arising out of certain  acts of  terrorism.  Terrorism is defined as any act certified by the Secretary of the  Treasury,  in  concurrence with the Secretary of State and the Attorney General of the United States, to be

an act of  terrorism;  to be a violent act or an act that is  dangerous to human life,  property or infrastructure;  to have resulted in damage within the United

States,  or outside the United States in the case of an air carrier or vessel or the  premises  of a United  States  Mission;  and to have been  committed  by an individual or individuals as part of an effort to coerce the civilian population of the United  States or to  influence  the policy or affect the  conduct of the

United States Government by coercion.


You should know that the insurance  provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula,  the United States pays 85% of covered terrorism losses that exceed the statutorily  established  deductible to be paid by the insurance  company  providing the coverage.


However,  if aggregate  insured losses  attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through  December

31),  the  Treasury  shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.




Form 10-02-1281 (Ed. 1/2003)


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If aggregate  insured losses  attributable to terrorist acts certified under the

Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our  insurer  deductible  under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds  $100  billion,

and in such  case  insured  losses up to that  amount  are  subject  to pro rata allocation in accordance  with  procedures  established  by the Secretary of the

Treasury.




The portion of your policy's  annual premium that is  attributable  to insurance for such acts of terrorism is: $ -0-.



If you have any questions about this notice, please contact your agent or broker.











10-02-1281 (Ed. 1/2003)